UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 29, 2005
                                                        -------------

                            ULTRASTRIP SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Florida                       000-25663               65-0841549
-------------------------------      ---------------------   -------------------
(State or other jurisdiction of      (Commission File No.)      (IRS Employer
         incorporation)                                      Identification No.)

                            3515 S.E. Lionel Terrace
                                Stuart, FL 34997
                                 (772) 287-4846
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On July 29, 2005, we entered into a three-year Agreement with Capital Access, Ltd. ("Capital Access") under which Capital Access has agreed to act as the financial advisor, private placement agent and sales agent for our wholly-owned subsidiary, Ecosphere Technologies, Inc. ("Ecosphere"). The mission of Ecosphere is to commercialize our water filtration system. As part of its services, Capital Access has agreed to assist Ecosphere in identifying prospects and selling our water filtration products and services. In this regard, Mr. Norman Rice, Vice Chairman of Capital Access, served two terms as Mayor of Seattle, Washington from 1990 to 1997. He also served as Chairman of the U. S. Conference of Mayors. The Agreement is terminable by either party on 30 days' notice.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ULTRASTRIP SYSTEMS, INC.


                                        By: /s/ J.C. "Jim" Rushing, III
                                            ---------------------------
                                            Chief Financial Officer

Date: August 2, 2005


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